UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 26, 2007

BAUSCH & LOMB INCORPORATED

(Exact name of registrant as specified in its charter)

New York	1-4105	16-0345235
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Bausch & Lomb Place, Rochester, NY	14604-2701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (585) 338.6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

THIS REPORT AND EXHIBITS HERETO CONTAIN FORWARD-LOOKING STATEMENTS INCLUDING THOSE CONCERNING PLANS, OBJECTIVES, GOALS, PROJECTIONS, STRATEGIES, FUTURE EVENTS OR PERFORMANCE, AND UNDERLYING ASSUMPTIONS AND OTHER STATEMENTS WHICH ARE OTHER THAN STATEMENTS OF HISTORICAL FACTS.  WHEN USED IN THIS DISCUSSION, THE WORDS “ANTICIPATE”, “APPEARS”, “FORESEE”, “SHOULD”, “EXPECT”, “ESTIMATE”, “PROJECT”, “WILL”, “ARE LIKELY” AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY FORWARD-LOOKING STATEMENTS.  THE FORWARD-LOOKING STATEMENTS CONTAINED IN THIS REPORT OR ANY OF ITS EXHIBITS ARE MADE PURSUANT TO THE SAFE HARBOR PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995.  THESE STATEMENTS INVOLVE PREDICTIONS OF OUR FUTURE PERFORMANCE, AND ARE THUS DEPENDENT ON A NUMBER OF FACTORS INCLUDING, WITHOUT LIMITATION, ASSUMPTIONS AND DATA THAT MAY BE IMPRECISE OR INCORRECT.  SPECIFIC FACTORS THAT MAY IMPACT PERFORMANCE OR OTHER PREDICTIONS OF FUTURE ACTIONS, AND IN MANY CASES THOSE WITH A MATERIAL IMPACT, HAVE, IN MANY BUT NOT ALL CASES, BEEN IDENTIFIED IN CONNECTION WITH SPECIFIC FORWARD-LOOKING STATEMENTS.  THE STATEMENTS ARE ALSO SUBJECT TO CERTAIN RISK FACTORS IDENTIFIED BY THE COMPANY, INCLUDING THOSE SET FORTH IN THIS REPORT, EXHIBIT 99.1 AND 99.2 OF THIS REPORT AND IN OUR FORM 12b-25, FILED ON AUGUST 8, 2006.

WE CAN GIVE NO ASSURANCE THAT THE FORWARD-LOOKING STATEMENTS INCLUDED IN THIS REPORT OR ITS EXHIBITS WILL PROVE TO BE ACCURATE.  IN LIGHT OF THE SIGNIFICANT UNCERTAINTIES INHERENT IN FORWARD-LOOKING STATEMENTS INCLUDED HEREIN, YOU SHOULD NOT REGARD THE INCLUSION OF SUCH INFORMATION AS A REPRESENTATION BY US OR ANY OTHER PERSON THAT OUR OBJECTIVES AND PLANS WILL BE ACHIEVED.  WE UNDERTAKE NO OBLIGATION TO UPDATE ANY FORWARD-LOOKING STATEMENTS CONTAINED IN THIS CONSENT SOLICITATION STATEMENT, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.  YOU SHOULD CONSULT ANY FURTHER DISCLOSURES WE MAKE IN OUR REPORTS FILED WITH THE SEC AND IN OUR PRESS RELEASES.

ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On January 26, 2007, the Company amended its letter waivers (the “Letter Waivers”) in connection with its $400,000,000 Five Year Revolving Credit Agreement, dated July 26, 2005 (the “U.S. Credit Agreement”) and the five-year $375,000,000 term loan agreement, dated November 29, 2005 in favor of Bausch & Lomb B.V. and guaranteed by the Company (the “Term Loan Agreement”).  The amended Letter Waivers take effect on January 31, 2007.

The Letter Waivers provide that the Company’s filing with the U.S. Securities and Exchange Commission (the “SEC”) of its 2005 Annual Report on Form 10-K (the “2005 10-K”) will permanently and irrevocably waive (i) any breach of the Company’s representations relating to its financial statements as at December 25, 2004 and March 26, 2005 and compliance with laws, and (ii) any breach of its covenants concerning compliance with laws (as related to filings required by the Trust Indenture Act of 1939 (the “TIA”) for fiscal years 2004 and 2005), keeping of books and records, and its obligation to comply with certain financial reporting requirements with respect to periods covered by the 2005 10-K.  In addition, the Company’s filing with the SEC of its 2006 Annual Report on Form 10-K (“2006 10-K”) will permanently and irrevocably waive (i) any breach of the Company’s representations relating to compliance with laws, and (ii) any breach of its covenants concerning compliance with laws (as related to filings required by the TIA for fiscal year 2006), keeping of books and records, and its obligation to comply with certain financial reporting requirements with respect to periods covered by the 2006 10-K.

In addition, the Letter Waivers amend the cross default provisions of the U.S. Credit Agreement and Term Loan Agreement by changing the threshold principal amount of other indebtedness that would trigger a cross-default from $50,000,000 to $70,000,000.

The Letter Waivers will terminate on April 30, 2007.  In addition to other termination provisions contained in the Letter Waivers granted in May 2006, the banks can also terminate the waivers if, prior to April 30, 2007, there is a final determination to de-list the Company’s securities from listing on the New York Stock Exchange.  As previously announced in its press release dated December 22, 2007, the Company currently has a trading extension from the NYSE through March 1, 2007, and may apply for a final trading extension through April 2, 2007, if necessary.

As consideration for the waiver extensions, the Company will pay a fee equal to 0.10% of its aggregate commitments (the “Monthly Fee”) to each lender that approved the amendment. Payment of the Monthly Fee will be made on February 1, 2007, March 1, 2007 and April 2, 2007; provided, however, in the event the Company files its 2006 10-K on or before February 28, 2007, then it will have no obligation to make the March and April payments, and if the Company files its 2006 10-K on or before March 31, 2007, then it will have no obligation to make the April payment.

The Company is not aware and has not been made aware that there has been any breach of representation, breach of covenant or event of default under the U.S. Credit Agreement or Term Loan Agreement.  However, the Company believed it was prudent to obtain the amendments to the Letter Waivers as a precautionary measure.

As of the date of this filing, there are no outstanding borrowings under the U.S. Credit Agreement and the outstanding principal balance under the Term Loan Agreement is $375,000,000.

ITEM 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On January 31, 2007, the Company issued a press release that, among other things, comments on the Company’s 2006 and 2007 financial performance expectations (the “Press Release”).  A copy of the Press Release is attached hereto as Exhibit 99.1.

The information in this Item 2.02 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 7.01     REGULATION FD DISCLOSURE.

On January 31, 2007, the Company commenced an undertaking to solicit consents with respect to four issues of its outstanding debt and two additional issues of its outstanding convertible debt. A copy of the Consent Solicitation Statement is furnished herewith as Exhibit 99.2.

Item 9.01     Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.
Not applicable

(b)	Pro forma financial information.
Not applicable

(c)	Exhibits. The following exhibits to the matters disclosed under Item 7.01 are furnished, not filed, pursuant to General Instruction B.2 to Form 8-K:

	99.1	Press Release, dated January 31, 2007

	99.2	Consent Solicitation Statement, dated January 30, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAUSCH & LOMB INCORPORATED

/s/ Stephen C. McCluski
Stephen C. McCluski
Senior Vice President and Chief Financial Officer

Date: January 30, 2007